                                                                    EXHIBIT 3.45

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received
JAN 20 1994     Adjusted per telephone               (FOR BUREAU USE ONLY)
                authorization from
--------------------------------------
                David Tennent.                               FILED

                                                          JAN 27 1994

                                                         Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                Corporation & Securities Bureau
--------------------------------------
Name
  David L. Tennent
-----------------------------------------------------
Address
  801 W. Big Beaver Rd, Ste. 500
-----------------------------------------------------
City        State     ZIP Code
    Troy      MI        48084
-----------------------------------------------------     EFFECTIVE DATE:

- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. -

                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
            (Please read information and instructions on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1.   The present name of the corporation is: CMI - PRECISION MOLD, INC.

2.   The corporation identification number assigned by the Bureau is:
     169-300

3.   All former names of the corporation are: MICHIGAN PERMOLD, INC.
                                              MICHIGAN PERMANENT MOLD, INC.
                                              CMI-PERMANENT MOLD, INC.

4.   The data of filing the original Articles of Incorporation was: 6/8/79

     The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is: CMI-PRECISION MOLD, INC.

ARTICLE II

The purpose or purposes for which the corporation is formed are: To engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE III

The total authorized shares:

     Common shares 50,000        Preferred shares_____________________________

     A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1. The address of the current registered office is:

30333 Southfield Road               Southfield     , Michigan        48076
--------------------------------------------------             ----------------
(STREET ADDRESS)                      (CITY)                       (ZIP CODE)

2. The mailing address of the current registered office it different than above:

________________________________________________ , Michigan  ________________
(P.O. BOX)                           (CITY)                       (ZIP CODE)

3. The name of the current resident agent is:   Ray H. Witt

ARTICLE V (Optional. Delete if not applicable.)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VI (Optional. Delete if not applicable.)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written, consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VII (Additional provisions, if any, may be inserted here; attach additional pages if needed.)

              SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF

5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF
     DIRECTORS: OTHERWISE, COMPLETE SECTION (b)

a.  [ ]   These Restated Articles of Incorporation were duly adopted on the____
          _____ day of________,19_______ , in accordance with the provisions of
          Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

          Signed this________day of_______________________________ , 19________

          _______________________________  ____________________________________

          _______________________________  ____________________________________

    (SIGNATURES OF INCORPORATORS: TYPE OR PRINT NAME UNDER EACH SIGNATURE)

b.  [x]   These Restated Articles of Incorporation were duly adopted on the 14TH day of JANUARY, 1994, in accordance with the provisions of Section 642 of the Act and: (check one of the following)

          [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of incorporation only restate and integrate and do not further amend the provisions of the Articles of incorporation as heretofore amended and there is no material discrepency between those provisions and the provisions of these Restated Articles.

          [ ] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

          [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of incorporation.)

          [x] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

                                Signed this 14 day of January, 1994

                                By /s/ Richard A. Nawrocki
                                   -----------------------
                                        (SIGNATURE)

                                Richard A. Nawrocki         Vice President
                                --------------------     ---------------------
                                (TYPE OR PRINT NAME)     (TYPE OR PRINT TITLE)

GOLD SEAL APPEARS ONLY ON ORIGINAL

              ATTACHMENT TO RESTATED ARTICLES OF INCORPORATION OF
                            CMI-PRECISION MOLD, INC.

ARTICLE VII

(1) A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for a violation of Section 551(1) of the Michigan Business Corporation Act; (d) for any transaction from which the director derived an improper personal benefit; or (e) for any act or omission occurring prior to the date of the approval of this Article. In the event the Michigan Business Corporation Act is amended after the approval of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal, modification or adoption.

(2) Directors and officers of the corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding (whether formal or informal and whether brought by or in the name of the corporation, a subsidiary or otherwise) arising out of: (a) any actual or alleged act or omission at any time as a director or officer of the corporation, a subsidiary, or any organization for which the person is serving at the request of the corporation; (b) their past, present or future status as a director of officer of the corporation, a subsidiary or any organization for which the person is serving at the request of the corporation. Persons who are not directors or officers of the corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the board of directors of the corporation. The provisions of this Article shall be applicable to directors and officers who have ceased to render such service and shall inure to the benefit of their heirs, executors and administrators. The right of indemnity provided herein shall not be exclusive, and the corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the board of directors of the corporation may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise different than those set forth in the Michigan Business Corporation Act.

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                  (FOR BUREAU USE ONLY)
OCT 07 1996
-----------
                                                       FILED

                                                    OCT 08 1996

                                                   Administrator
                                    MI DEPT. OF CONSUMER & INDUSTRY SERVICES
                                CORPORATION SECURITIES & LAND DEVELOPMENT BUREAU

         EXPIRATION DATE: DECEMBER 31, 2001
--------------------------------------------------------------------------------
                     CERTIFICATE OF RENEWAL OF ASSUMED NAME
                            FOR USE BY CORPORATIONS
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in item one executes the following Certificate:

1. The corporate name, resident agent, and mailing address of its registered office are:

         CMI-PRECISION MOLD, INC.
         RAY H. WITT                                             169300
         30333 SOUTHFIELD                                ---------------------
         SOUTHFIELD MI 48076                             Identification Number

2.   The assumed name under which business is transacted is:

          CMI-PERMANENT MOLD

3. The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

          Signed this 3rd day of October, 1996

          By /s/ Larry D. Schwentor
             ----------------------------
                 (Signature)

           Larry D. Schwentor      Corporate Secretary
          --------------------    ---------------------
          (Type of Print Name)    (Type of Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

                        CORPORATION INFORMATION UPDATE

                            (formerly Annual Report)

                                      1998

[ ] TO CERTIFY THERE ARE NO CHANGES FROM YOUR PREVIOUS FILLING CHECK THIS BOX
    AND SKIP TO ITEM 6. FILING FEE: $15.00

                               FOR BUREAU USE ONLY

     169300            THE OFFICE IS LOCATED AT:  RETURN TO:
                            6546 MERCANTILE WAY      MICHIGAN DEPARTMENT OF
                            LANSING MI 48910         CONSUMER AND INDUSTRY
                            (517) 334-6300           SERVICES CORPORATION,
IDENTIFICATION NUMBER                                SECURITIES AND LAND
                                                     DEVELOPMENT BUREAU
                                                     P.O. BOX 30057
                                                     LANSING MI 48909-7557
-------------------------------------------------------------------------------
Corporate Name and Mailing Address
         CMI-PRECISION MOLD, INC.
         30333 SOUTHFIELD
         SOUTHFIELD MI 48076

                                                 FILED BY DEPARTMENT JUN 30 1998
--------------------------------------------------------------------------------
Registered Office Address in Michigan - NO., STREET, CITY, ZIP    Resident Agent
     30333 SOUTHFIELD                                               RAY H. WITT
     SOUTHFIELD                                     48076
--------------------------------------------------------------------------------
IF THERE ARE CHANGES FROM YOUR PREVIOUS FILING, YOU MUST COMPLETE ITEMS 1 THROUGH 6.
--------------------------------------------------------------------------------
1. Mailing address of registered              2. Resident Agent if different
   office if different that preprinted           than above
   information above                                  Richard A. Nawrocki
--------------------------------------------------------------------------------
3. Address of registered office if different than preprinted information above - NO., STREET, CITY, ZIP
--------------------------------------------------------------------------------
4. Describe the general nature and kind of business in which the corporation is engaged:

----------------------------------------------------------------------------------------------
5.                      NAME                           BUSINESS OR RESIDENCE ADDRESS
----------------------------------------------------------------------------------------------
           President
                   Richard A. Nawrocki          30333 Southfield Rd.     Southfield, MI 48076
           -----------------------------------------------------------------------------------
           Vice President
   if              Robert Fiolek                30333 Southfield Rd.     Southfield, MI 48076
different  -----------------------------------------------------------------------------------
  than     Secretary
President          Larry Schwentor              30333 Southfield, Rd.    Southfield, MI 48076
           -----------------------------------------------------------------------------------
           Treasurer
           & Vice President  Renee Weinman      30333 Southfield Rd.     Southfield, MI 48076
----------------------------------------------------------------------------------------------
           Director
   if              Ray H. Witt                  30333 Southfield Rd.     Southfield, MI 48076
different  -----------------------------------------------------------------------------------
   them    Director
  Office           Robert Herr                  30333 Southfield Rd.     Southfield, MI 48076
           -----------------------------------------------------------------------------------
           Director
                   Gary F. Ruff                 30333 Southfield Rd.     Southfield, MI 48076

The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors.

If space is insufficient, you may include additional pages. PLEASE DO NOT STAPLE ADDITIONAL PAGES TO THIS REPORT. ENCLOSE $15.00 MADE PAYABLE TO THE STATE OF MICHIGAN. THIS REPORT MUST BE FILED ON OR BEFORE MAY 15

6. Signature of an authorized      Title                 Date
   officer or agent of the
   corporation                     Secretary            5/11/98

/s/ [ILLEGIBLE]

Required by Section 911 Act 284, Public Acts of 1972, as amended, Failure to file this report may result in the dissolution of the corporation.

                                                                     MAY 14 1998
GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 515(Rev. 6/96)
--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                   (FOR BUREAU USE ONLY)
     JUN 21 1999
---------------------

-------------------------------------
Name                                                        FILED

      Ph. 517--663--2525 Ref. # 94118                    JUN 21 1999

Add   Attn: Chery1 J. Bixby                             Administrator
      MICHIGAN RUNNER SERVICE                CORP. SECURITIES & LAND DEV. BUREAU
      P.O. Box 266
City  Eaton Rapids, MI 48827                     EFFECTIVE DATE:
-------------------------------------
- Document will be returned to the name and address you enter above -

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read Information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: CMI - PRECISION MOLD, INC.

2. The identification number assigned by the Bureau is: [169-300]

3. The location of its registered office is:

30333 Southfield Road             Southfield      Michigan        48076
----------------------------------------------,                ----------------
(Street Address)                    (City)                      (Zip Code)

4. Article I of the Articles of incorporation is hereby amended to read as follows: The name of the corporation is HAYES LEMMERZ INTERNATIONAL - BRISTOL., INC.

Article IV of the Articles of Incorporation is hereby amended to read as follows:

1. The address of the registered office is 15300 Centennial Drive, Northville, Michigan 48167.

3. The name of the resident agent at the registered office is Patrick B. Carey.

GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

   The foregoing amendment of the Articles of incorporation was duly adopted on the ___________ day of ___________ , 19 ___________ , In accordance with the provisions of the Act by the unanlmous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

 Signed this ________ day of ______________, 19 ___________.

_________________________________      ______________________________________
          (Signature)                                (Signature)

_________________________________      ______________________________________
      (Type or Print Name)                      (Type or Print Name)

_________________________________      ______________________________________
          (Signature)                                (Signature)

_________________________________      ______________________________________
     (Type or Print Name)                       (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation(check one of the following)

   [ ] at a meeting. The necessary votes were cast in favor of the amendment.

   [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
       Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
       Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

   [x] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or
       Section 407(2) of the Act if a profit corporation.

                       Signed this 17th day of June, 1999
                       By /s/ [ILLEGIBLE]
                         ---------------------
    (Signature of President, Vice-President, Chairperson, Vice-Chairperson)

       William D. Shovers                              Vice-President
      --------------------                         ---------------------
      (Type or Print Name)                         (Type or Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received            (FOR BUREAU USE ONLY)
JUN 28 1999
                                                            FILED

                                                           JUN 28 1999

                                                          Administrator
                                             CORP. SECURITIES & LAND DEV. BUREAU
----------------------------
Ph. 517-663-2525 Ref #94366
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P. O. Box 266
Eaton Rapids, MI 48827                        EXPIRATION DATE: DECEMBER 31, 2004
----------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -

                          CERTIFICATE OF ASSUMED NAME
 FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions of reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is: HAYES LEMMERZ INTERNATIONAL, BRISTOL--INC.

2.   The Identification number assigned by the bureau is: 169-300

3. The location of the corporation of limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

15300 Centennial Drive          Northville           Michigan      48167
--------------------------------------------------------------------------------
  (Street Address)                (City)              (State)    (ZIP Code)

4.   The assumed name under which business is to be transacted is:

     CMI - PRECISION MOLD, INC. [X]

  COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                        Signed this 17th day of June 1999

                        By /s/ William D. Shovers
                           ------------------------------------------
                                (Signature)

                       William D. Shovers                  Vice President
                       ------------------------------------------------------
                      (Type or Print Name)          (Type or Print Title)

                       ------------------------------------------------------
                                     [ILLEGIBLE]

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
               BUREAU OF COMMERCIAL SERVICES, CORPORATION DIVISION
--------------------------------------------------------------------------------
Date Received            (FOR BUREAU USE ONLY)
SEP 27 2001
-------------------
                                                        FILED

                                                     OCT 01 2001

                                                    Administrator
                                        MI DEPT. OF CONSUMER & INDUSTRY SERVICES
                                              BUREAU OF COMMERCIAL SERVICES

                       EXPIRATION DATE: DECEMBER 31, 2006
--------------------------------------------------------------------------------

                     CERTIFICATE OF RENEWAL OF ASSUMED NAME
                            FOR USE BY CORPORATIONS
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON REVERSE SIDE)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in item one executes the following Certificate:

1. The corporate name, resident agent, and mailing address of the registered office are:

     HAYES LEMMERZ INTERNATIONAL - BRISTOL, INC.
     PATRICK B CAREY
     15300 CENTENNIAL DR
     NORTHVILLE MI 48167
                                                                 169300
                                                         -----------------------
                                                          Identification Number

2.   The assumed name under which business is transacted is:
     CMI-PERMANENT MOLD [X]

3. The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4.   The document is hereby signed as required by the Act.

          Signed this 20th day of September, 2001

          By /s/ William D. Shovers
             ---------------------------------------------
            (Signature of an Authorized Officer or Agnet)

             William D. Shovers, Vice President
             ------------------------------------
                     (Type or Print Name)

GOLD SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Date Received             (FOR BUREAU USE ONLY)
4/9/02
-------------
              This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                                                          FILED

                                                      APR 09 2002

                                                     Administrator
Name                                    MI DEPT. OF CONSUMER & INDUSTRY SERVICES
    Kelly Brushaber                          BUREAU OF COMMERCIAL SERVICES
---------------------------------------
Address
   15300 Centennial Drive
---------------------------------------
City              State        ZIP Code
   Northville      MI           48167        EFFECTIVE DATE:
---------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE -
     IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OR RESIDENT AGENT FOR USE BY DOMESTIC AND FOREIGN CORPORATIONS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is:
   Hayes Lemmerz  International - Bristol, Inc.

2. The Identification number assigned by the Bureau is: 169-300

3. a. The name of the resident agent on file with the Bureau is:
      Patrick B. Carey

   b. The location of the registered office on file with the Bureau is:

      15300 Centennial Drive, Northville    ,   Michigan        48167
   -----------------------------------------             -------------------
          (State Address)          (City)                    (ZIP Code)

   c. The mailing address of the above registered office on file with the Bureau is:

                   Same as above
      -------------------------------------------,  Michigan ___________________
     (Street Address or P.O. Box)      (City)                    (ZIP Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4. a. The name of the resident agent is: Patrick C. Cauley

   b. The address of the registered office is:

       15300 Centennial Drive, Northville       , Michigan    48167
       -----------------------------------------          ------------
           (Street Address)    (City)                      (ZIP Code)

   c. The mailing address of the registered office IF DIFFERENT THAN 4B is.

   ____________________________________________ , Michigan_____________________
        (Street Address or P.O. Box)    (City)                 (ZIP Code)

5. The above changes wore authorized by resolution duly adopted by: 1. ALL
   CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3, LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature                     Type or Print Name and Title       Date Signed
[ILLEGIBLE]                   Larry Karenko, Vice president      April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL